UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2007

Free 1-Year Offer From Marketocracy Data Services
Want to know Marketocracy’s current outlook on the market as well as detailed research and opinions on stocks Marketocracy likes? Marketocracy Data Services offers a 1-year complimentary subscription to its premium monthly electronic newsletter, Marketscope, along with access to the premium website Ken Kam’s Best Ideas Blog, for investors. To subscribe for free, please send an email request to kenkam@marketocracy.com. Please include the name of the brokerage firm you are invested through in your email and write, “Marketscope Offer” in the subject line.

Sign Up for Our Free Masters 100 Fund Tracker!
Updated monthly, this free report details the Fund’s investing trends, including:
• Movements between sectors • Sector weightings versus the S&P 500 Index • Sector performance versus the S&P 500 Index
Visit http://funds.marketocracy.com/mof/index.html and sign up today!

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

When we started the Marketocracy Masters 100 Fund on November 5, 2001, we set out to manage a fund that we could use as the core equity portfolio for our own families.

Since the core is the majority of most people’s portfolio, a core fund needs to be diversified. In our view, no one should risk the core of their portfolio in a sector fund, or a fund that focuses on a few big bets.

But, in addition to diversification, we want performance. After all, we can get diversification at little cost with an index fund. Therefore, the acid test of whether a fund should be considered for the core of your portfolio is whether the fund has a track record of beating the S&P 500 index after all fees.

As of December 31, 2007, the Masters 100 Fund has delivered an average annual return of 10.29% after all fees since inception. Over the same period, the S&P 500 Index had an average annual return of 6.66%. So for more than 6 years now we beat the market by an average of 3.63 percentage points per year!

This may not sound like a big difference, but shareholders who have been with us since we started are up 82.66% after all fees versus 48.66% for the S&P 500 index.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.02% (including 0.07% acquired fund fees and expenses) as of October 26, 2007.

We did not, however, beat the S&P 500 in 2007 because I did not react quickly enough to the subprime crisis.

Over the past 6 years that I’ve managed the Fund, we’ve gone through probably a dozen sharp market downturns that were quickly corrected. I call them panic attacks. If I tried to anticipate or respond to each panic attack, I would quickly drive up expenses and reduce the Fund’s returns.

For me, the difference between a panic attack and a downturn is whether anything significant has changed. In the last 6 months of the year, it has become clear that something significant did change.

This significant change was the subprime mortgage crisis. In August I felt pretty confident that the Fund’s portfolio would do well in spite of the subprime situation because we didn’t own any of the subprime lenders. In hindsight, I misjudged the severity of the crisis particularly its impact on the broader market.

In November, Goldman Sachs estimated that subprime mortgages losses would reduce bank capital to such a degree that the lending capacity of the entire banking system would be reduced by $2 trillion. This nightmare scenario raised the specter that the subprime crisis would cause a credit crunch of gigantic proportions that would push the whole economy into a recession.

As it has turned out, the losses reported so far are less than one-half what Goldman Sach’s estimated, and the resulting reductions to bank capital have been made up for through the sale of newly issued

Semi-Annual Report - 1

preferred stock. The shareholders of the banks that made these bad loans have been diluted, but the impact to the broader economy will most likely be much less than the nightmare scenario.

In times like these the natural instinct is to sell first and ask questions later. But giving in to this instinct is not an investment strategy because it is precisely when everyone is afraid that the best bargains are available.

In the short term, the market exerts a strong influence on the price of any stock. But over several years, a stock’s price is much more affected by what the company does than by what the market does. Consequently, the best time to buy stocks at a good price is when the market is down big for reasons that have no impact on the company. That means that now may be a great time to buy some stocks!

I have published some specific stock ideas in Marketscope, a newsletter that is published by Marketocracy Research and distributed by Forbes. Under the agreement with Forbes, we can give investors in the Masters 100 Fund a free 1 year subscription to Marketscope. If you would like to read more about the specific stocks we find attractive now, send a message to kenkam.mofqx@marketocracy.com and I’ll send you a form to fax back to start your free subscription.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

2 - Semi-Annual Report

MASTERS 100 FUND

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
As of 12/31/07	1 YEAR	3 YEAR	5 YEAR	INCEPT[1]	1 YEAR	3 YEAR	5 YEAR	INCEPT[1]
MASTERS 100 FUND	4.65%	36.63%	87.06%	82.66%	4.65%	10.96%	13.34%	10.29%
MARKET INDICES
DJIA[2]	8.88%	31.86%	78.13%	61.29%	8.88%	9.66%	12.24%	8.08%
S&P 500[3]	5.49%	28.16%	82.86%	48.66%	5.49%	8.62%	12.83%	6.66%
NASDAQ[4]	10.66%	24.74%	105.27%	53.52%	10.66%	7.65%	15.46%	7.21%

1.	The Masters 100 Fund’s inception date was November 5, 2001.
2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.02% (including 0.07% acquired fund fees and expenses) as of October 26, 2007.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 29, 2008

Semi-Annual Report - 3

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of Total Net Assets.
***	Net of Cash and liabilities in excess of assets.

Growth of $10,000

4 - Semi-Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 to December 31, 2007).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report - 5

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2007

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2007 to
	July 1, 2007	December 31, 2007	December 31, 2007
Actual	$1,000.00	$ 948.10	$9.55
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.33	$9.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 - Semi-Annual Report

MASTERS 100 FUND

Financial Statements as of December 31, 2007 (Unaudited)

•  Portfolio of Investments
•  Statement of Assets and Liabilities
•  Statement of Operations
•  Statements of Changes in Net Assets
•  Financial Highlights
•  Notes to the Financial Statements
•  Approval of Investment Advisory Agreement

Semi-Annual Report - 7

Portfolio of Investments
December 31, 2007 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 92.9%			$34,157,402
(cost $29,416,493)

CONSUMER DISCRETIONARY - 3.1%			1,155,570
BYD	BOYD GAMING CORP.	3,400	115,838
BWS	BROWN SHOE CO., INC.	1,650	25,030
DDS	DILLARDS, INC.	18,400	345,552
DXPE	DXP ENTERPRISES, INC.*	2,800	130,704
JOEZ	JOE’S JEANS, INC.*	74,010	91,772
JCI	JOHNSON CONTROLS, INC	1,800	64,872
MW	MENS WEARHOUSE, INC	1,150	31,027
MTH	MERITAGE HOMES CORP.*	1,600	23,312
NKE	NIKE, INC.	1,400	89,936
SCVL	SHOE CARNIVAL, INC.*	2,500	35,275
TOC	THOMSON CORP.	3,400	138,550
TM	TOYOTA MOTOR CORP. - ADR	600	63,702

CONSUMER STAPLES - 1.8%			644,002
BG	BUNGE LTD.	600	69,846
CU	COMPANIA CERVECERIAS UNIDAS SA - ADR	3,200	114,432
DEG	ETABLISSEMENTS DELHAIZE FRERES - ADR	1,400	121,240
FDP	FRESH DEL MONTE PRODUCE, INC.	1,600	53,728
GMK	GRUMA - ADR	7,900	105,623
PPC	PILGRIMS PRIDE CORP.	1,100	31,845
PG	PROCTER & GAMBLE CO.	1,500	110,130
SAFM	SANDERSON FARMS, INC.	1,100	37,158

ENERGY - 20.3%			7,457,579
APA	APACHE CORP.	1,300	139,802
BRGYYY	BG GROUP PLC - ADR	1,000	114,460
BZP	BPZ RESOURCES, INC.*	6,900	77,142
CFW	CANO PETROLEUM, INC*	5,200	35,828
CGV	CGG VERITAS - ADR*	2,200	123,310
CHK	CHESAPEAKE ENERGY CORP.	3,400	133,280
CPX	COMPLETE PRODUCTION SERVICES*	100	1,797
CXPO	CRIMSON EXPLORATION, INC.*	12,783	235,207
DO	DIAMOND OFFSHORE DRILLING, INC.	2,300	326,600
ECA	ENCANA CORP.	1,100	74,756
ESV	ENSCO INTERNATIONAL, INC.	3,500	208,670
FEEC	FAR EAST ENERGY CORP.*	80,900	77,664
FRO	FRONTLINE, LTD.	5,000	240,000
GW	GREY WOLF, INC.*	11,000	58,630
HP	HELMERICH & PAYNE, INC.	5,600	224,392
HERO	HERCULES OFFSHORE, INC.*	6,300	149,814
HGT	HUGOTON ROYALTY TRUST	20,969	470,335
KEG	KEY ENERGY SERVICES, INC.*	7,000	100,730
NE	NOBLE CORPORATION	4,900	276,899

The accompanying notes are an integral part of these financial statements.

8 - Semi-Annual Report

MASTERS 100 FUND

OXY	OCCIDENTAL PETROLEUM CORP.	6,400	492,736
OKS	ONEOK PARTNERS LP	2,000	122,500
PCX	PATRIOT COAL CORP.*	240	10,018
PTEN	PATTERSON-UTI ENERGY, INC.	46,900	915,488
BTU	PEABODY ENERGY CORP.	2,300	141,772
PGH	PENGROWTH ENERGY TRUST	6,700	119,059
PWE	PENN WEST ENERGY TRUST	14,000	364,000
PZE	PETROBRAS ENERGIA PARTICIPACIONES - ADR	6,800	94,860
PVX	PROVIDENT ENERGY TRUST	4,090	40,900
SGY	STONE ENERGY CORP.*	4,000	187,640
SFY	SWIFT ENERGY CO.*	4,000	176,120
SYNM	SYNTROLEUM CORP.*	75,572	63,480
TELOZZ	TEL OFFSHORE TRUST	90	1,723
TSO	TESORO CORP.	8,600	410,220
TVOC	TEXAS VANGUARD OIL*	4,200	45,948
TMY	TRANSMERIDIAN EXPLORATION, INC.*	12,900	25,671
EGY	VAALCO ENERGY, INC.*	21,600	100,440
VLO	VALERO ENERGY CORP.	14,792	1,035,884
XTO	XTO ENERGY, INC.	775	39,804

FINANCIALS - 14.0%			5,150,726
TCHC	21ST CENTURY HOLDINGS CO.	5,300	71,179
PVD	ADMINISTRADA DE FONDOS
	DE PENSIONES PROVIDA - ADR	2,000	74,460
AEL	AMERICAN EQUITY INVESTMENT LIFE HOLDING	5,000	41,450
AINV	APOLLO INVESTMENT CORP.	9,000	153,450
ACGL	ARCH CAPITAL GROUP, LTD.	1,200	84,420
ARCC	ARES CAPITAL CORP.	12,200	178,486
ASFI	ASTA FUNDING, INC.	2,800	74,032
BCPC	BALCHEM CORP.	600	13,428
BAC	BANK OF AMERICA CORPORATION	9,400	387,844
CSH	CASH AMERICA INTERNATIONAL, INC.	2,500	80,750
BAP	CREDICORP, LTD.	1,600	122,080
CRMH	CRM HOLDINGS, LTD.*	13,580	106,331
DHIL	DIAMOND HILL INVESTMENT GROUP *	6,691	489,246
EMCI	EMC INSURANCE GROUP, INC.	2,600	61,542
ENH	ENDURANCE SPECIALTY HOLDINGS, LTD.	5,000	208,650
EPHC	EPOCH HOLDING CORP.	1,383	20,745
BEN	FRANKLIN RESOURCES, INC.	2,400	274,632
GYRO	GYRODYNE CO. OF AMERICA, INC.	1,390	58,880
IPCR	IPC HOLDINGS, LTD.	6,000	173,220
KFS	KINGSWAY FINANCIAL SERVICES, INC.	7,300	87,746
LM	LEGG MASON, INC.	1,400	102,410
MIGP	MERCER INSURANCE GROUP, INC.	5,500	98,780
NAHC	NATIONAL ATLANTIC HOLDINGS CORP *	9,399	41,638
OPY	OPPENHEIMER HOLDINGS, INC.	2,600	110,110
PKBK	PARKE BANCORP, INC.*	6,700	119,260
PCAP	PATRIOT CAPITAL FUNDING, INC.	10,100	101,909
PHLY	PHILADELPHIA CONSOLIDATED HOLDING CORP.*	1,600	62,960
PRU	PRUDENTIAL FINANCIAL, INC.	700	65,128
PZN	PZENA INVESTMENT MANAGEMENT, INC.*	6,700	76,380
RDN	RADIAN GROUP, INC.	4,800	56,064
SAFT	SAFETY INSURANCE GROUP, INC.	3,200	117,184

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 9

TRAD	TRADESTATION GROUP, INC.*	72,700	1,033,067
GROW	U.S. GLOBAL INVESTORS, INC.	21,235	353,775
VNBC	VINEYARD NATIONAL BANCORP	4,900	49,490

HEALTH CARE - 17.6%			6,456,253
AVCA	ADVOCAT, INC.*	9,775	107,720
AMRN	AMARIN CORP. PLC - ADR*	189,000	50,085
AVNR	AVANIR PHARMACEUTICALS*	60,400	76,104
DXR	DAXOR CORP.*	2,800	40,964
DEPO	DEPOMED, INC.*	343,210	1,118,865
ELN	ELAN CORP. PLC - ADR*	116,000	2,549,680
FMS	FRESENIUS MEDICAL CARE AG & CO. - ADR	2,700	142,425
HNAB	HANA BIOSCIENCES, INC.*	73,165	77,555
HUM	HUMANA, INC.*	4,100	308,771
LGND	LIGAND PHARMACEUTICALS, INC.	84,500	408,135
MOH	MOLINA HEALTHCARE, INC.*	4,400	170,280
MNTA	MOMENTA PHARMACEUTICALS, INC.*	59,500	424,830
MYL	MYLAN, INC.	26,900	378,214
NVO	NOVO NORDISK A/S - ADR	7,400	479,964
QDEL	QUIDEL CORP.*	6,300	122,661

INDUSTRIALS - 9.6%			3,542,422
ABIX	ABATIX CORP.*	39,027	282,946
AKH	AIR FRANCE KLM - ADR	1,900	66,253
CSIQ	CANADIAN SOLAR, INC.*	2,100	59,115
CRDN	CERADYNE, INC.*	2,000	93,860
CSCA	CHARDAN SOUTH CHINA ACQUISITION CORP. *	5,200	69,420
CPHI	CHINA PHARMA HOLDINGS, INC.*	39,500	120,475
CNRD	CONRAD INDUSTRIES, INC.*	8,600	129,000
CSX	CSX CORP.	1,200	52,776
DPW	DIGITAL POWER CORP.*	12,650	17,330
DRYS	DRYSHIPS, INC.	1,000	77,400
BOOM	DYANAMIC MATERIALS CORP.	2,500	147,250
RAIL	FREIGHTCAR AMERICA, INC.	3,300	115,500
GWR	GENESEE & WYOMING, INC.*	2,200	53,174
PAC	GRUPO AEROPORTUARIO DEL PACI S.A.B. - ADR	2,500	111,575
ASR	GRUPO AEROPORTUARIO DEL SURESTE - ADR	4,400	269,368
GSH	GUANGSHEN RAILWAY CO. LTD. - ADR	14,000	498,960
HRSH	HIRSCH INTERNATIONAL CORP.*	61,200	114,444
HURC	HURCO COMPANIES, INC.*	2,400	104,760
JCTCFF	JEWETT CAMERON TRADING, LTD.*	12,250	95,428
KTII	K-TRON INTERNATIONAL, INC.*	1,061	126,524
KHD	KHD HUMBOLDT WEDAG INTERNATIONAL, LTD.*	1,000	29,980
MFW	M & F WORLDWIDE CORP.*	4,200	226,170
NSC	NORFOLK SOUTHERN CORP.	2,000	100,880
RJET	REPUBLIC AIRWAYS HOLDINGS, INC.*	3,200	62,688
SXC	STANTEC, INC.*	404	15,764
SBLK	STAR BULK CARRIERS CORP.*	22,900	294,265
UNP	UNION PACIFIC CORP.	1,200	150,744
UUU	UNIVERSAL SECURITY INSTRUMENTS, INC.*	7,618	56,373

INFORMATION TECHNOLOGY - 10.3%			3,800,608
AEY	ADDVANTAGE TECHNOLOGIES GROUP, INC.*	8,200	50,594

The accompanying notes are an integral part of these financial statements.

10 - Semi-Annual Report

MASTERS 100 FUND

AIXG	AIXTRON AKTIENGESELLSCHAFT - ADR*	153	2,142
CAJ	CANON, INC. - ADR	2,500	114,575
IMOS	CHIPMOS TECHNOLOGIES BERMUDA, LTD.*	153,949	655,823
CRYP	CRYPTOLOGIC, LTD.	5,000	87,750
EPIQ	EPIQ SYSTEMS, INC.*	8,550	148,855
FIS	FIDELITY NATIONAL INFORMATION SERVICES, INC.	444	18,466
GIGM	GIGAMEDIA, LTD.*	17,300	324,375
HIMX	HIMAX TECHNOLOGIES, INC. - ADR	8,500	36,295
MAIL	INCREDIMAIL, LTD.*	16,095	89,810
LOGC	LOGIC DEVICES, INC.*	6,243	7,929
MA	MASTERCARD, INC.	5,600	1,205,120
MU	MICRON TECHNOLOGY, INC.*	60,200	436,450
MSFT	MICROSOFT CORP.	6,800	242,080
NVEC	NVE CORP.*	2,400	59,040
OCCF	OPTICAL CABLE CORP.*	2,211	8,822
QXM	QIAO XING MOBILE COMMUNICATION CO., LTD. *	31,200	263,952
TSL	TRINA SOLAR, LTD. - ADR*	800	43,040
TRT	TRIO-TECH INTERNATIONAL*	600	5,490

MATERIALS - 14.4%			5,294,547
AKZOYY	AKZO NOBEL - ADR	5,100	405,399
APFC	AMERICAN PACIFIC CORP.*	18,575	316,704
ARSD	ARABIAN AMERICAN DEVELOPMENT CO.*	51,300	392,445
ARJ	ARCH CHEMICALS, INC.	2,200	80,850
AZC	AUGUSTA RESOURCE CORP.*	15,500	68,045
AZK	AURIZON MINES, LTD.*	58,900	229,121
BAYRYY	BAYER - ADR	1,300	118,545
CX	CEMEX - ADR*	15,500	400,675
CGR	CLAUDE RESOURCES, INC.*	172,392	239,625
DROOYY	DRDGOLD LTD. - ADR*	5,100	36,185
EGI	ENTREE GOLD, INC.*	73,485	183,712
GMO	GENERAL MOLY, INC.*	11,400	133,038
GG	GOLDCORP, INC.	5,200	176,436
GSS	GOLDEN STAR RESOURCES, LTD.*	29,100	91,956
GBN	GREAT BASIN GOLD, LTD.*	97,900	260,414
SIM	GRUPO SIMEC - ADR*	13,300	137,655
IFF	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	2,700	129,951
LUN CN	LUNDIN MINING CORP.*	10,900	105,361
MTL	MECHEL OAO - ADR	1,200	116,568
MRB	METALLICA RESOURCES, INC.*	41,900	228,355
MFN	MINEFINDERS, LTD.*	9,000	101,700
MNEAFF	MINERA ANDES, INC.*	154,500	247,200
NXG	NORTHGATE MINERALS CORP.*	72,700	220,281
PKX	POSCO - ADR	1,500	225,615
SA	SEABRIDGE GOLD, INC.*	4,400	129,536
TGB	TASEKO MINES, LTD.*	63,400	328,412
TCK	TECK COMINCO, LTD.	2,600	92,846
USLM	UNITED STATES LIME & MINERALS*	2,329	70,685
UXG	US GOLD CORP.*	9,200	27,232

TELECOMMUNICATION SERVICES - 1.1%			387,934
BTM	BRASIL TELECOM S.A. - ADR	2,000	60,700
HTCO	HICKORY TECH CORP.	1,000	9,360

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 11

TEF	TELEFONICA - ADR	1,300	126,867
TKAGYY	TELEKOM AUSTRIA - ADR	856	47,633
TELNY	TELENOR - ADR	2,000	143,374

UTILITIES - 0.7%			267,761
CNP	CENTERPOINT ENERGY, INC.	2,300	39,399
ELEYYY	ENDESA - ADR	1,600	85,033
KEP	KOREA ELECTRIC POWER CORP. - ADR*	4,500	93,825
SRE	SEMPRA ENERGY	800	49,504

RIGHTS - 0.0%			—
(cost $144)
MOVIE STAR, INC. RIGHTS		8,900	—

INVESTMENT COMPANIES - 1.2%			422,736
(cost $391,647)
EMF	TEMPLETON EMERGING MARKETS FUND	5,100	118,320
UNG	UNITED STATES NATURAL GAS FUND LP*	8,400	304,416

CASH EQUIVALENTS - 6.4%			2,372,380
(cost $2,372,380)
HIGHMARK 100% US TREAS MM		1,186,190	1,186,190
HIGHMARK DIVERSIFIED MM-FID		1,186,190	1,186,190

TOTAL INVESTMENT SECURITIES - 100.5%			36,952,518
(cost $32,180,664)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5%)			(201,355)

NET ASSETS - 100.0%			$36,751,163

*	Non-income producing security.
ADR – American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

Statement of Assets and Liabilities
December 31, 2007 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$32,180,664
At market value (Note 2)	$36,952,518
Cash	5,477
Interest and dividends receivable	27,676
Receivable for portfolio investments sold	138,644
Receivable for capital shares sold	12,324
Other Assets	9
TOTAL ASSETS	37,136,648

LIABILITIES
Payable for portfolio investments purchased	257,859
Payable for capital shares redeemed	66,417
Accrued investment advisory fee	47,084
Accrued administrative fee	14,125
TOTAL LIABILITIES	385,485

NET ASSETS	$36,751,163

Net assets consist of:
Paid in capital	$34,664,708
Accumulated net investment loss	(111,542)
Accumulated net realized loss from security transactions	(2,573,648)
Net unrealized appreciation of investments	4,771,645
Net assets	$36,751,163

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,726,755

Net asset value, offering price and redemption
price per share (Note 2)	$13.48

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 13

Statement Of Operations
Period Ended December 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $12,103)	$250,900
Interest	28,119
TOTAL INVESTMENT INCOME	279,019

EXPENSES
Investment advisory fees (Note 4)	305,979
Administrative fees (Note 4)	91,794
TOTAL EXPENSES	397,773

NET INVESTMENT INCOME LOSS	(118,754)

REALIZED AND UNREALIZED GAINS AND LOSSES ON INVESTMENTS
Net realized gain on investments	1,168,839
Capital gain distributions from regulated investment companies	283
Net change in unrealized depreciation of investments	(3,293,299)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,124,177)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,242,931)

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Period
	Ended	Year
	12/31/07	Ended
	(Unaudited)	6/30/07
FROM OPERATIONS:
Net investment loss	$(118,754)	$(274,889)
Net realized gain on investments	1,168,839	5,436,669
Capital gain distributions from
regulated investment companies	283	29,622
Net change in unrealized appreciation (depreciation)
on investments	(3,293,299)	3,399,267
Net increase (decrease) in net assets
resulting from operations	(2,242,931)	8,590,669

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	(5,292,709)	—
Decrease in net assets from
distributions to shareholders	(5,292,709)	—

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,277,763	4,860,169
Net asset value of shares issued to
shareholders in reinvestment of distributions	5,136,402	—
Payments of shares redeemed	(6,439,715)	(13,263,127)
Net decrease in net assets from
capital share transactions	(25,550)	(8,402,958)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,561,190)	187,711

NET ASSETS:
Beginning of year	44,312,353	44,124,642
End of year	$36,751,163	$44,312,353

Capital Share Activity
Shares sold	83,351	332,806
Shares issued in reinvestment
of distributions to shareholders	379,631	—
Shares redeemed	(422,128)	(921,376)
Net increase (decrease) in shares outstanding	40,854	(588,570)
Shares outstanding, beginning of year	2,685,901	3,274,471
Shares outstanding, end of year	2,726,755	2,685,901

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report - 15

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period

	Period
	Ended	Year	Year	Year	Year	Year
	12/31/07	Ended	Ended	Ended	Ended	Ended
	(Unaudited)	6/30/07	6/30/06	6/30/05	6/30/04	6/30/03
Net asset value at
beginning of period	$16.50	$13.48	$11.09	$12.49	$11.05	$10.63

Income from
Investment Operations:
Net investment loss	(0.12)	(0.10)	(0.07)	(0.03)	(0.13)	(0.02)
Net realized and unrealized
gain (loss) on investments	(0.73)	3.12	2.46	(0.36)	2.47	0.45
Total from
investment operations	(0.85)	3.02	2.39	(0.39)	2.34	0.43

Less distributions from:
Realized gains	(2.17)	—	—	(1.01)	(0.90)	(0.01)
Total distributions	(2.17)	—	—	(1.01)	(0.90)	(0.01)

Net asset value at
end of period	$13.48	$16.50	$13.48	$11.09	$12.49	$11.05

Total Return	(5.19)%	22.40%	21.55%	(3.14)%	20.92%	4.00%

Net assets at
end of period (millions)	$36.8	$44.3	$44.1	$41.3	$79.0	$32.1

Ratio of expenses
to average net assets:	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment loss
to average net assets:	(0.58)%	(0.64)%	(0.57)%	(0.20)%	(1.26)%	(0.27)%
Portfolio turnover rate	64%	134%	156%	647%	504%	368%

The accompanying notes are an integral part of these financial statements.

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NOTES TO THE FINANCIAL STATEMENTS
December 31, 2007 (Unaudited)

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report - 17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2007, the Fund held securities of 192 different issuers in all 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2007 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

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Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  As of June 30, 2007, the Fund had post-October losses of $0.  At June 30, 2007, the Fund has estimated capital loss carryforwards of $1,242,150 which expires in 2010.  The carryforward loss was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

New Accounting Pronouncements
Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.”  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Delaware.  As of December 31, 2007, open Federal and Delaware tax years include the tax years ended June 30, 2004 through June 30, 2007.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2007.  The Fund is also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

Semi-Annual Report - 19

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2007 are summarized below:

Purchases	$24,901,180
Sales	$30,482,346

There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2007, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$7,293,370
Unrealized depreciation	$(2,668,104)
Net unrealized appreciation on investments	$4,625,266

At December 31, 2007 the cost of investments for federal income tax purposes was $32,327,252.  The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

4. Investment Advisory and Administration Agreements

Advisory Fees– The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended December 31, 2007, the Fund incurred $305,979 in advisory fees.

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Administration Fees– The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended December 31, 2007, the Fund incurred administration fees of $91,794.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

On December 13, 2007, a capital gain distribution of $2.17 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 12, 2007.  There were no distributions to shareholders for the fiscal year ended June 30, 2007.

The tax character of the distributions paid for the six months ended December 31, 2007 and the fiscal year ended June 30, 2007 were as follows:

	December 31, 2007	June 30, 2007
Distributions paid from:
Short-term capital gain	$4,304,623	—
Long-term capital gain	988,086	—
	$5,292,709	—

At June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,058,208
Capital loss carryforward (Note 2)	(1,242,150)
Accumulated gains on investments	1,887,681
Unrealized appreciation	7,918,356
$9,622,095

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

Semi-Annual Report - 21

Approval of Investment Advisory Agreement
(Unaudited)

Excerpt from November 14, 2007, Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust.

WHEREAS, the Board requested and evaluated, and MCM furnished, such information concerning MCM and the Advisory Agreement between MCM and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning MCM’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund;

(ii)	the nature of the Fund’s investments;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including MI and MDS, from the relationship MCM has with the Fund;

(iv)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other mutual funds with similar investment strategies, including so-called “multi-market capitalization core” or “multi-cap core” mutual funds;

(v)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to MCM in return for MCM allocating Fund brokerage so such broker-dealers, and (b) the Administration Agreement;

(vi)
the Fund’s investment performances during the past fiscal year and other periods since the Fund’s inception, as compared to its principal market benchmark, the S&P 500 Composite Stock Price Index (“S&P 500 Index”) and other broad-based market benchmarks, and as compared with other mutual funds with similar investment strategies, including other multi-cap core mutual funds;

(vii)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(viii)	the appropriateness of the advisory fees paid by the Fund to MCM;

(ix)	the changing climate in the financial services industry;

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(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income; and

(xii)	the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100;

(ii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging over 200 different issuers at any one time;

(iii)
MCM’s and its affiliates’ costs in providing MCM’s investment advisory services (a) have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ unique and innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $642,000 for the fiscal year ended June 30, 2007) to fees charged by the investment advisers of other multi-cap core mutual funds indicated that (a) MCM’s advisory fee level was much higher than average for such category (fourth quartile), (b) the Fund’s total annual expenses of 1.95% (exclusive of so-called “acquired fund fees and expenses” of 0.07%) of the Fund’s average annual net assets were much higher than average for such category (fourth quartile), and (c) the Fund’s average net assets of approximately $42.7 million were considerably lower than the $506 million average for the category;

(v)
MCM (a) derived benefits from its advisory relationship with the Fund of (1) approximately $98,000 or approximately 0.23% of the Fund’s average annual assets for its fiscal year ended June 30, 2007) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (2) 0.45% of the Fund’s average annual net assets, approximately $192,000, for the same fiscal year through providing administrative services to the Fund pursuant to the Administration Agreement and (b) may derive significantly higher levels of soft dollar benefits during the Fund’s current fiscal year ending June 30, 2008;

Semi-Annual Report - 23

(vi)
in general, the Fund’s investment performances for various periods since the Fund’s inception, as compared to its principal market benchmark, the S&P 500 Index, and other broad-based market benchmarks, and as compared with other multi-cap core funds, has been outstanding despite the Fund’s much higher than average advisory fees and total annual operating expenses, and to the extent that the Fund’s performance has lagged for any particular short-term period, MCM and its affiliates have promptly and vigorously addressed the lagging performance and developed appropriate and innovative responses seeking to avoid similar lagging performance in the future;

(vii)	as the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the shareholders;

(viii)
the investment advisory fees received and to be received by MCM (and indirectly, its affiliates) were appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of terrorist attacks and Middle East conflicts; and

(xii)
the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management;

WHEREAS, the Board of Trustees found, among other things, that the advisory fees to be paid by the Fund to MCM and the proposed expenses of the Fund were fair and reasonable and generally consistent in relation to other multi-cap core funds and that MCM’s brokerage practices and uses of the soft dollar credits generated by the Fund were reasonably efficient and appropriate;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund and its shareholders, and that the continuation of the Advisory Agreement, including the payment by the Fund of the advisory fees thereunder to MCM, through December, 2008, be, and it hereby is, authorized and approved.

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Availability of Quarterly Portfolio Schedule
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting
Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

28 - Semi-Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*    /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  February 25, 2008

* Print the name and title of each signing officer under his or her signature.